UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 29, 2020

MUDRICK CAPITAL ACQUISITION CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-38387	82-2657796
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

527 Madison Avenue, Sixth Floor

New York, New York 10022

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (646) 747-9500

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, par value of $0.0001 per share	MUDS	The NASDAQ Stock Market LLC
Warrants to purchase one share of Class A Common Stock	MUDSW	The NASDAQ Stock Market LLC
Units, each consisting of one share of Class A Common Stock and one Warrant	MUDSU	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company         ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.         ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 29, 2020, Mudrick Capital Acquisition Corporation, a Delaware corporation (the “Company”) held a special meeting of its stockholders (the “Special Meeting”). At the Special Meeting, holders of an aggregate of 11,376,591 shares of Class A common stock of the Company, par value $0.0001 per share, and shares of Class B common stock, par value $0.0001 per share (together, the “common stock”), which represents 93.95% of the shares of common stock outstanding and entitled to vote as of the record date of April 17, 2020, were represented in person or by proxy.

At the Special Meeting, the following proposals were submitted to and approved by the Company’s stockholders:

1.	Proposal No. 1 – The Business Combination Proposal – To consider and vote upon a proposal to approve and adopt (a) the purchase agreement, dated as of January 13, 2020 and amended on February 26, 2020 (as it may be further amended from time to time, the “Purchase Agreement”), by and among the Company, MUDS Acquisition Sub, Inc., a Delaware corporation and an indirect, wholly-owned subsidiary of the Company (“Acquisition Sub”) and Hycroft Mining Corporation, a Delaware corporation (“Seller”), (b) the exchange agreement, dated as of January 13, 2020 (the “Exchange Agreement”), by and among Seller, Acquisition Sub and certain investment funds signatory thereto and (c) the conversion and consent agreement, dated as of January 13, 2020, by and among Seller and certain investment funds signatory thereto and (d) all of the transactions contemplated by the agreements in the foregoing clauses (a) — (c) in the order provided for in such agreements (collectively, the “business combination,” and such proposal, the “Business Combination Proposal”):

For	Against	Abstain	Broker Non-Votes
11,226,591	150,000	0	0

The Business Combination Proposal was approved, having received “for” votes from holders of at least 50.1% of the outstanding shares of common stock represented in person or by proxy at the Special Meeting.

The Charter Proposals — To consider and vote upon seven separate proposals to approve, assuming the Business Combination Proposal and the NASDAQ Proposal are approved and adopted, the following material differences between the Company’s existing charter and the proposed charter, which we refer to as the “Charter Proposals”:

2.	Proposal No. 2 – Increase the total number of authorized shares of all classes of capital stock from 111,000,000 shares to 410,000,000, which would consist of (a) 400,000,000 shares of Class A common stock and (b) 10,000,000 shares of preferred stock:

For	Against	Abstain	Broker Non-Votes
11,225,650	150,941	0	0

Proposal No. 2 was approved, having received “for” votes from holders of at least 50.1% of the outstanding shares of common stock.

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3.	Proposal No. 3 – Declassify the Company’s board of directors, so that each member of the Company’s board of directors will be elected at each annual meeting of stockholders, as opposed to the Company having three classes of directors, with only one class of directors being elected in each year and each class serving a three-year term, and make certain related changes:

For	Against	Abstain	Broker Non-Votes
11,375,650	941	0	0

Proposal No. 3 was approved, having received “for” votes from holders of at least 50.1% of the outstanding shares of common stock.

4.	Proposal No. 4 – Provide that certain transactions are not “corporate opportunities” and that each of Mudrick Capital Management, L.P. (“Mudrick Capital”), Whitebox Advisors, LLC (“Whitebox”), Highbridge Capital Management, LLC (“Highbridge”), Aristeia Capital, LLC (“Aristeia”) and Wolverine Asset Management, LLC (“Wolverine”) and the investment funds affiliated with or managed by Mudrick Capital, Whitebox, Highbridge, Aristeia and Wolverine and their respective successors and affiliates and all of their respective partners, principals, directors, officers, members, managers, equity holders and/or employees, including any of the foregoing who served as officers or directors of the Company are not subject to the doctrine of corporate opportunity:

For	Against	Abstain	Broker Non-Votes
10,514,150	150,941	711,500	0

Proposal No. 4 was approved, having received “for” votes from holders of at least 50.1% of the outstanding shares of common stock.

5.	Proposal No. 5 – Permit stockholder action by written consent:

For	Against	Abstain	Broker Non-Votes
11,375,450	941	200	0

Proposal No. 5 was approved, having received “for” votes from holders of at least 50.1% of the outstanding shares of common stock.

6.	Proposal No. 6 – Provide that the Company will not be governed by Section 203 of the Delaware General Corporation Law (“DGCL”) and approve a provision in the proposed charter that is substantially similar to Section 203 of the DGCL, but excludes the investment funds affiliated with Mudrick Capital Acquisition Holdings LLC, a Delaware limited liability company and their respective successors and affiliates and the investment funds affiliated with or managed by Mudrick Capital, Whitebox, Highbridge, Aristeia and Wolverine and their respective successors and affiliates from the definition of “interested stockholder,” and to make certain related changes:

For	Against	Abstain	Broker Non-Votes
10,514,150	150,941	711,500	0

Proposal No. 6 was approved, having received “for” votes from holders of at least 50.1% of the outstanding shares of common stock.

7.	Proposal No. 7 – Clarify that the exclusive forum provision adopting the Court of Chancery of the State of Delaware as the exclusive forum for certain stockholder litigation shall not apply to any action to enforce any liability or duty under the Securities Act of 1933, as amended, or the Exchange Act of 1934, as amended, for which there is exclusive federal or concurrent federal and state jurisdiction:

For	Against	Abstain	Broker Non-Votes
11,375,450	941	200	0

Proposal No. 7 was approved, having received “for” votes from holders of at least 50.1% of the outstanding shares of common stock.

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8.	Proposal No. 8 – Authorize all other proposed changes, including, among others, those (i) resulting from the business combination, including changing the post-business combination corporate name from “Mudrick Capital Acquisition Corporation” to “Hycroft Mining Holding Corporation” and removing certain provisions relating to the Company’s prior status as a blank check company and Class B common stock of the Company that will no longer apply upon consummation of the business combination, or (ii) that are administrative or clarifying in nature, including the deletion of language without substantive effect:

For	Against	Abstain	Broker Non-Votes
11,225,650	150,941	0	0

Proposal No. 8 was approved, having received “for” votes from holders of at least 50.1% of the outstanding shares of common stock.

9.	Proposal No. 9 – The Director Election Proposal – To consider and vote upon a proposal, assuming the Business Combination Proposal, the Charter Proposals and the NASDAQ Proposal are all approved and adopted, to elect the following seven director nominees to serve on the Company board of directors until the next annual meeting of stockholders, or until their respective successors are duly elected and qualified:

	For	Against	Abstain	Broker Non-Votes
Randy Buffington	11,375,650	941	0	0
John Ellis	11,375,650	941	0	0
Michael Harrison	11,375,650	941	0	0
David Kirsch	11,361,850	14,741	0	0
Eugene Davis	10,975,650	400,941	0	0
Marni Wieshofer	11,375,650	941	0	0
Thomas Weng	11,375,650	941	0	0

All nominees for election to the board of directors of the Company following the consummation of the business combination were elected, each such nominee having received “for” votes from holders of at least a plurality of the outstanding shares of common stock represented in person or by proxy at the Special Meeting.

10.	Proposal No. 10 – The Incentive Plan Proposal – To consider and vote on a proposal to approve and adopt, assuming the Business Combination Proposal, the Charter Proposals and the NASDAQ Proposal are all approved and adopted, the HYMC 2020 Performance and Incentive Pay Plan and the material terms thereunder, which we refer to as the “Incentive Plan Proposal”:

For	Against	Abstain	Broker Non-Votes
10,975,450	400,941	200	0

The Incentive Plan Proposal was approved, having received “for” votes from holders of at least 50.1% of the outstanding shares of common stock represented in person or by proxy at the Special Meeting.

11.	Proposal No. 11 – The NASDAQ Proposal – To consider and vote upon a proposal to approve, assuming the Business Combination Proposal and the Charter Proposals are approved and adopted, for purposes of complying with applicable provisions of NASDAQ Listing Rule 5635, the issuance of more than 20% of the Company’s issued and outstanding common stock in connection with the business combination and the transactions incident thereto and described in the accompanying joint proxy statement/prospectus, including the private investment, an incremental equity investment, the forward purchase, the underwriting commission issuance and the lender issuance, and the related change in control, which we refer to as the “NASDAQ Proposal”:

For	Against	Abstain	Broker Non-Votes
11,225,650	150,941	0	0

The NASDAQ Proposal was approved, having received “for” votes from holders of at least 50.1% of the outstanding shares of common stock represented in person or by proxy at the Special Meeting.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Mudrick Capital Acquisition Corporation

Date: May 29, 2020	By:	/s/ Jason Mudrick

Name: Jason Mudrick
Title: Chief Executive Officer